UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 24, 2005


                        NATURAL GAS SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            Colorado                        1-31398              75-2811855
   (State or other jurisdiction         (Commission File       (IRS Employer
of  Incorporation or organization)          Number)          Identification No.)



2911 South County Road 1260 Midland, Texas                          79706
 (Address of Principal Executive Offices)                         (Zip Code)


                                  432-563-3974
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

         On January 20, 2005, as previously reported in a Current Report on Form 8-K dated January 26, 2005, the Board of Directors of Natural Gas Services Group, Inc., or Natural Gas, appointed Stephen C. Taylor as President and Chief Executive Officer of Natural Gas. Since the date of his appointment, Mr. Taylor's employment has been governed by a verbal arrangement with Natural Gas. On August 24, 2005, Natural Gas and Mr. Taylor reduced their verbal arrangement to a written Employment Agreement (the "Employment Agreement"), containing the following terms:

         o        an annual base salary of $155,000.00;

         o an annual bonus of up to 45% of Mr. Taylor's annual base salary, the amount of which will be based on parameters to be established by our compensation committee and approved by the Board of Directors and the compensation committee;

         o        four weeks of vacation each year;

         o        $32,500.00 allowance to purchase a company vehicle;

         o moving expense reimbursement of up to $20,000.00 to cover the cost and expenses of packaging and moving Mr. Taylor's household goods from Houston to Midland, Texas;

         o reimbursement for the regularly scheduled mortgage payments, including taxes and insurance, made by Mr. Taylor with respect to his residence in Houston, Texas, during the months of May, June and July 2005;

         o standard medical and other benefits provided to all of our employees.

         o the Employment Agreement is for an initial term of three years commencing August 24, 2005, subject to earlier termination upon the occurrence of: (a) a "fundamental change," as defined in Section 2 of the Employment Agreement; (b) the mental or physical incapacity or inability of Mr. Taylor to perform his duties for a consecutive period of one hundred twenty days or a non-consecutive period of one hundred eighty days during any twelve month period; (c) the death of Mr. Taylor; (d) the voluntary resignation or retirement of Mr. Taylor; or (e) the termination of Mr. Taylor's employment for "cause" as set forth in Section 5(a)(ii) of the Employment Agreement;

         o if Mr. Taylor's employment is terminated as the result of a fundamental change or for any reason other than as described in (b), (c), (d) or (e) preceding, Mr. Taylor is entitled to receive a severance benefit from Natural Gas, which benefit includes, among other things, a single lump sum cash payment equal to 200% of Mr. Taylor's base salary as in effect at the date of Mr. Taylor's termination of employment; and




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

         o the Employment Agreement imposes various restrictive covenants on Mr. Taylor throughout the term of his employment, as well as post-employment non-competition and non-solicitation covenants.

The foregoing summary is qualified in its entirety by reference to the Employment Agreement, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1

         In connection with the Employment Agreement, Natural Gas entered into a Nonstatutory Stock Option Agreement (the "Stock Option Agreement") with Mr. Taylor. The Stock Option Agreement grants to Mr. Taylor a ten-year option to purchase 45,000 shares of our common stock at an exercise price equal to $9.22 (the fair market value of our common stock on January 13, 2005, the date we initially hired Mr. Taylor), subject to the following vesting schedule:

         o        15,000 shares vest on January 13, 2006;

         o        15,000 shares vest on January 13, 2007; and

         o        15,000 shares vest on January 13, 2008.

The option fully vests upon the occurrence of any of the following:

         o        termination  of  Mr.  Taylor's   employment  for  any  of  the
                  following reasons: (a) incapacitation of Mr. Taylor; (b) retirement of Mr. Taylor; (c) death of Mr. Taylor; or (d) for any other reason, unless Mr. Taylor is terminated for "cause," as defined in Section 7 of the Stock Option Agreement; or

         o        upon the occurrence of a  "fundamental  change," as defined in
                  Section 8 of the Stock Option Agreement.

The option expires ten years from the date of grant. The option is a nonstatutory stock option issued by Natural Gas pursuant to its general corporate powers. Because the option is not being issued pursuant to an existing plan, the income recognized by Mr. Taylor upon exercise of the option will be taxed at a rate equal to Mr. Taylor's then applicable federal ordinary income tax rate. Under the Stock Option Agreement, however, Mr. Taylor is entitled to receive a gross-up payment from Natural Gas in an amount sufficient to place Mr. Taylor in the same after-tax position Mr. Taylor would have been in had such income been taxed at the then applicable federal capital gains tax rate. Mr. Taylor is responsible for all additional tax due with respect to such gross-up payment.

         The foregoing summary regarding the Stock Option Agreement is qualified in its entirety by reference to the Stock Option Agreement, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.2.

         On August 26, 2005, Natural Gas issued a press release regarding the Employment Agreement and the Stock Option Agreement. A copy of the press release is filed herewith as Exhibit 99.1.




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

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

                Exhibit No.                     Description
                -----------                     -----------


                  10.1 Employment Agreement, dated as of August 24, 2005, between Natural Gas Services Group, Inc. and Stephen
                           C. Taylor

                  10.2 Nonstatutory Stock Option Agreement, effective as of August 24, 2005, between Natural Gas Services Group, Inc., and Stephen C. Taylor

                  99.1 Press Release dated August 26, 2005, regarding the Employment Agreement and the Stock Option Agreement

















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

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATURAL GAS SERVICES GROUP, INC.


                                           By: /s/ Wallace C. Sparkman
                                              ----------------------------------
                                              Wallace C. Sparkman
                                              Chairman of the Board of Directors


Dated:  August 26, 2005















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

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

10.1 Employment Agreement, dated as of August 24, 2005, between Natural Gas Services Group, Inc. and Stephen C. Taylor

10.2 Nonstatutory Stock Option Agreement, effective as of August 24, 2005, between Natural Gas Services Group, Inc., and Stephen C. Taylor

99.1 Press Release dated August 26, 2005, regarding the Employment Agreement and the Stock Option Agreement






















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